Other Assets	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Other Assets
Note 12: Other Assets
Customers’ Liability Under Acceptances
Acceptances represent a form of negotiable short-term debt issued by our customers, which we guarantee for a fee. The fees earned are recorded in non-interest
revenue, lending fees, in our Consolidated Statement of Income over the term of the acceptance. The amount potentially due under acceptances is recorded in other liabilities in our Consolidated Balance Sheet. We record the bank’s equivalent claim against our customers in the event of a call on these commitments in other assets in our Consolidated Balance Sheet.
Other
The components of other within other assets are as follows:

(Canadian $ in millions)	2023	2022

Accounts receivable, prepaid expenses and other items	5,278	3,634
Accrued interest receivable	4,097	2,726
Bank owned life insurance policies	6,306	4,509
Leased vehicles, net of accumulated amortization	124	263
Cash collateral	9,939	13,586
Due from clients, dealers and brokers	381	313
Insurance-related assets (1)	3,161	2,575
Other employee future benefits assets (Note 21)	81	51
Pension asset (Note 21)	1,225	1,267
Precious metals (2)	4,701	2,970
Total	35,293	31,894

(1)
Includes $1,073 million of investment properties ($1,001 million as at October 31, 2022) carried at cost less accumulated amortization. These investment properties support our insurance contract liabilities. The fair value, determined by external independent property valuers for disclosure purposes, is $1,326 million and categorized as Level 3
(refer to Note 17 for further information on fair value levels)
using models with unobservable market inputs ($1,184 million as at October 31, 2022).

(2)	Precious metals are recorded at fair value based on quoted prices in active markets.